EXCHANGE AGREEMENT Among ENHANCED GROUP INC., and APEIRON INVESTMENT GROUP LTD. Dated as of November 4, 2026 Exhibit 10.3

**Table of Contents**

**Page**

ARTICLE 1. DESCRIPTION OF TRANSACTION ........ 1

| | | |
|---|---|---|
| 1.1 | The Transaction | 1 |
| 1.2 | Closing; Effective Time | 1 |
| 1.3 | Exchange of Shares | 1 |
| 1.4 | Transfer and Registration of DEAG Shares | 2 |
| 1.5 | Book Entry Transfer | 2 |
| 1.6 | Waiver of Rights | 3 |
| 1.7 | Enhanced's Acceptance of the DEAG Shares | 3 |
| 1.8 | Further Action | 3 |
| 1.9 | Certificates | 3 |

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE HOLDER ........ 3

| | | |
|---|---|---|
| 2.1 | DEAG Public Disclosure | 4 |
| 2.2 | Organization and Authority of Holder | 4 |
| 2.3 | Title to Shares | 4 |
| 2.4 | Holder Conflicts | 5 |
| 2.5 | No Holder Violation or Litigation | 5 |
| 2.6 | No Brokers for Holder | 5 |
| 2.7 | Related Party Disclosures | 5 |
| 2.8 | Purchase Entirely for Own Account | 5 |
| 2.9 | Disclosure of Information | 6 |
| 2.10 | Restricted Securities | 6 |
| 2.11 | Legends | 6 |
| 2.12 | Foreign Investors | 6 |
| 2.13 | No General Solicitation | 6 |
| 2.14 | Residence | 6 |
| 2.15 | No Other Representations or Warranties | 7 |

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF ENHANCED ........ 7

| | | |
|---|---|---|
| 3.1 | Subsidiaries; Due Organization; Organizational Documents | 7 |
| 3.2 | Authority; Vote Required | 8 |
| 3.3 | Non-Contravention; Consents | 8 |
| 3.4 | Capitalization | 8 |
| 3.5 | SEC Filings; Financial Statements | 9 |
| 3.6 | Disclosure | 10 |
| 3.7 | Valid Issuance | 11 |
| 3.8 | Opinion of Financial Advisor | 11 |
| 3.9 | PIPE Compatibility | 11 |

ARTICLE 4. CERTAIN COVENANTS OF THE PARTIES ........ 11

| | | |
|---|---|---|
| 4.1 | Access and Investigation | 11 |
| 4.2 | Operation of Enhanced's Business | 12 |
| 4.3 | Operation of DEAG's Business | 13 |
| 4.4 | Notification of Certain Matters | 14 |
| 4.5 | No Solicitation | 15 |
| 4.6 | Lock-Up Agreement | 16 |

**Table of Contents**
**(continued)**

| | | Page |
|---|---|---|
| ARTICLE 5. ADDITIONAL AGREEMENTS OF THE PARTIES | | 16 |
| 5.1 | Schedule 14C Information Statement; Supplemental Listing | 16 |
| 5.2 | Registration Rights | 17 |
| 5.3 | Enhanced Stockholders Approval | 18 |
| 5.4 | Regulatory Approvals | 18 |
| 5.5 | Indemnification of Officers and Directors | 19 |
| 5.6 | Additional Agreements | 19 |
| 5.7 | Disclosure | 19 |
| 5.8 | Listing | 19 |
| 5.9 | Legends | 19 |
| 5.10 | Section 16 Matters | 20 |
| 5.11 | Takeover Statutes | 20 |
| 5.12 | Amendment to Director Removal Provisions. | 20 |
| ARTICLE 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY | | 20 |
| 6.1 | No Restraints | 21 |
| 6.2 | Stockholder Approval | 21 |
| 6.3 | Regulatory Matters | 21 |
| 6.4 | Listing | 21 |
| ARTICLE 7. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF ENHANCED | | 21 |
| 7.1 | Accuracy of Representations | 21 |
| 7.2 | Performance of Covenants | 21 |
| 7.3 | No DEAG Material Adverse Effect | 21 |
| 7.4 | Documents | 21 |
| 7.5 | No Indebtedness Put or Acceleration | 22 |
| ARTICLE 8. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HOLDER | | 22 |
| 8.1 | Accuracy of Representations | 22 |
| 8.2 | Performance of Covenants | 22 |
| 8.3 | No Enhanced Material Adverse Effect | 22 |
| 8.4 | Documents | 22 |
| ARTICLE 9. TERMINATION | | 22 |
| 9.1 | Termination | 22 |
| 9.2 | Effect of Termination | 24 |
| 9.3 | Expenses | 24 |
| 9.4 | Effect of Payment of Expenses | 25 |
| ARTICLE 10. MISCELLANEOUS PROVISIONS | | 25 |
| 10.1 | Non-Survival of Representations and Warranties | 25 |
| 10.2 | Amendment | 25 |
| 10.3 | Waiver | 25 |
| 10.4 | Entire Agreement; Counterparts; Exchanges by Facsimile | 26 |
| 10.5 | Applicable Law; Jurisdiction | 26 |
| 10.6 | Attorneys' Fees | 26 |
| 10.7 | Assignability; No Third Party Beneficiaries | 26 |
| 10.8 | Notices | 26 |

ii

Table of Contents (continued) Page iii 10.9 Severability ..................................................................................................................................... 27 10.10 Other Remedies; Specific Performance .......................................................................................... 27 10.11 Construction .................................................................................................................................... 27 10.12 Limited Indemnification by the Holder ........................................................................................... 28 Schedules: Enhanced Disclosure Schedule DEAG Disclosure Schedule Holder Disclosure Schedule Exhibits: Exhibit A Definitions Exhibit B Form of Lock-Up Agreement Exhibit C Form of Registration Rights Agreement

1 EXCHANGE AGREEMENT THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of November 4, 2026, by and between ENHANCED GROUP INC., a Texas corporation (“Enhanced”) and APEIRON INVESTMENT GROUP LTD. (the “Holder”). Certain capitalized terms used in this Agreement are defined in Exhibit A. RECITALS A. Through this Agreement, Enhanced and the Holder intend to effect a transaction whereby the Holder contributes, transfers, assigns and delivers all of the DEAG Outstanding Shares owned by it (collectively, the “DEAG Shares”), and all of its rights with respect to the DEAG Shares (representing 36.8% of the DEAG Outstanding Shares), to Enhanced in exchange for shares of Enhanced Class A Common Stock (the “Transaction”). B. The Enhanced Board of Directors (i) has determined that the Transaction is fair to, and in the best interests of, Enhanced and the Enhanced Stockholders, (ii) has deemed advisable and approved this Agreement, the Transaction, and the other actions contemplated by this Agreement; and (iii) has determined to recommend that the Enhanced Stockholders approve the Transaction and the Contemplated Transactions by written consent. C. The Holder owns the DEAG Shares, consisting of 9,203,960 shares of DEAG, representing 36.8% of the DEAG Outstanding Shares, which have been issued in accordance with the Articles of Association (Satzung) of DEAG (the “DEAG Articles”). AGREEMENT The parties to this Agreement, intending to be legally bound, agree as follows: ARTICLE 1. DESCRIPTION OF TRANSACTION 1.1 The Transaction. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time the Holder hereby irrevocably contributes, transfers and delivers to Enhanced, by way of book-entry transfer through Clearstream Banking AG, Frankfurt am Main, as central securities depositary (the “Depositary”), from the securities account of the Holder to a securities account designated in writing by Enhanced, (i) all of the DEAG Shares held by the Holder as legal and beneficial owner (rechtlicher und wirtschaftlicher Eigentümer) (representing 36.8% of the DEAG Outstanding Shares); and (ii) any and all rights associated with the DEAG Shares now or in the future, in particular the entitlement to all profits attaching to the DEAG Shares now or in the future, in exchange for that number of shares of Enhanced Class A Common Stock as determined in accordance with this Agreement. 1.2 Closing; Effective Time. Unless this Agreement is earlier terminated pursuant to the provisions of Section 9.1, and subject to the satisfaction or waiver of the conditions set forth in Article 5.12, Article 7 and Article 8, the closing of the Transaction (the “Closing”) shall take place remotely by the electronic exchange of signature pages (including by .pdf or by any electronic signature complying with the U.S. federal ESIGN Act of 2000) as promptly as practicable (but in no event later than the second Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article 5.12, Article 7 and Article 7.5, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, date and place as Enhanced and the Holder may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” Subject to the provisions of this Agreement, the Closing of the Transaction shall be effective at 10:00 a.m., Eastern time, on the Closing Date (which time is referred to as the “Effective Time”). 1.3 Exchange of Shares. (a) At the Effective Time, and without any further action on the part of Enhanced or the Holder, the DEAG Shares shall be exchanged solely for the right to receive the number of shares of Enhanced Class A

2 Common Stock equal to the product of (i) the number of DEAG Shares and (ii) the Exchange Ratio (the aggregate number of shares of Enhanced Class A Common Stock thus issued, the “Consideration”). (b) If any of the DEAG Shares outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option or the risk of forfeiture under any applicable restricted stock purchase agreement or other agreement with DEAG, then the shares of Enhanced Class A Common Stock issued in exchange for such DEAG Shares will, to the same extent, be unvested and subject to the same repurchase option or risk of forfeiture, and the book-entry shares of Enhanced Class A Common Stock exchanged therefore shall accordingly be marked with appropriate legends. The Holder shall take, and shall request that DEAG take (and support such request in its capacity as a shareholder of DEAG), all actions that may be necessary to ensure that, from and after the Effective Time, Enhanced is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement. (c) No fractional shares of Enhanced Class A Common Stock shall be issued in connection with the Transaction, and no certificates or scrip for any such fractional shares shall be issued. In lieu of any fractional share of Enhanced Class A Common Stock that would otherwise be issuable to the Holder in connection with the Transaction (after aggregating all fractional shares of Enhanced Class A Common Stock that would otherwise be issued to the Holder), the Holder shall be entitled to receive an amount in cash (without interest and rounded to the nearest whole cent) equal to the product of (i) such fractional share and (ii) the Reference Price (being the per share value ascribed to the Enhanced Class A Common Stock in the Transaction). (d) If, between the time of calculating the Exchange Ratio and the Effective Time, the outstanding DEAG Shares or Enhanced Class A Common Stock have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares (including the 1-for-10 reverse stock split of the Enhanced Class A Common Stock and the Class B common stock of Enhanced approved by the written consent of the Holder on September 28, 2026 (the “Reverse Split”), to the extent such split has not previously been taken into account), the Exchange Ratio shall be correspondingly adjusted to provide the Holder the same economic effect as contemplated by this Agreement prior to such event. 1.4 Transfer and Registration of DEAG Shares. At the Effective Time: (a) the DEAG Shares shall be treated in accordance with Section 1.3(a), and the Holder shall cease to have any rights as a holder of the DEAG Shares, other than the right to receive the Consideration in accordance with this Agreement, and (b) Enhanced shall become the legal and beneficial owner (rechtlicher und wirtschaftlicher Eigentümer) of the DEAG Shares and shall be entitled to exercise all rights associated with the DEAG Shares. As promptly as practicable following the Effective Time, the Holder shall deliver to DEAG all notices required of the Holder and shall request that DEAG register Enhanced in DEAG’s share register as the holder of the DEAG Shares in accordance with applicable Legal Requirements. 1.5 Book Entry Transfer. (a) On or prior to the Closing Date, Enhanced shall appoint Enhanced’s then-current transfer agent to act as exchange agent in the Transaction (the “Exchange Agent”). At the Effective Time, Enhanced shall deposit with the Exchange Agent the aggregate number of book-entry shares representing the Consideration issuable to Holder pursuant to Section 1.3(a). The book-entry shares of Enhanced Class A Common Stock so deposited are referred to collectively as the “Exchange Fund.” (b) At the Effective Time and upon completion of the book-entry transfer of the DEAG Shares through the Depositary to the securities account designated by Enhanced pursuant to Section 1.1, Enhanced shall cause the Exchange Agent to deliver to the Holder that number of uncertificated whole shares of Enhanced Class A Common Stock that the holder is entitled to receive pursuant to Section 1.3 in exchange for the DEAG Shares. (c) Each of the Exchange Agent and Enhanced shall be entitled to deduct and withhold from the Consideration deliverable to the Holder pursuant to this Agreement such amounts as are required to be deducted or withheld under the Code or under any other applicable Legal Requirement and shall be entitled to reasonably request from the Holder any appropriate Tax forms, including an IRS Form W-9 (or the appropriate IRS Form W-8, as

3 applicable). Enhanced shall provide Holder reasonable advance written notice of any proposed withholding and shall reasonably cooperate with Holder to reduce or eliminate such withholding to the extent permitted by applicable law. To the extent such amounts are so deducted or withheld, and remitted to the appropriate Tax authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Holder. 1.6 Waiver of Rights. At the Effective Time, the Holder hereby waives and relinquishes, solely to the extent held by the Holder and solely with respect to the DEAG Shares, the following rights with regard to the Holder’s ownership of the DEAG Shares as partial consideration for the receipt of Enhanced Class A Common Stock: (a) any and all subscription rights the Holder may hold and/or own as legal or beneficial owner (the “Subscription Rights”); (b) any and all options or rights to acquire shares of DEAG resulting from convertible loans, convertible bonds, option rights or option bonds, in any case the totality of rights to acquire or subscribe for shares of DEAG; and (c) any and all rights the Holder may have under any DEAG shareholders’ agreement or similar arrangement, including, but not limited to, rights of first refusal. 1.7 Enhanced’s Acceptance of the DEAG Shares. Enhanced hereby accepts the contribution, transfer, assignment and delivery of the DEAG Shares under Section 1.1. Any and all rights with regard to the DEAG Shares including the right to receive undistributed profits as well as any Subscription Rights shall belong exclusively to Enhanced. 1.8 Further Action. If, at any time after the Effective Time, any further action is determined by Enhanced to be necessary or desirable to carry out the purposes of this Agreement, then the officers and directors of Enhanced shall be fully authorized, and shall use their commercially reasonable efforts (in the name of Enhanced), to take such action. 1.9 Certificates. (a) Enhanced will prepare and deliver to the Holder at least three (3) Business Days prior to the Closing Date a certificate signed by the Chief Financial Officer of Enhanced in a form reasonably acceptable to the Holder, which sets forth a true and complete list, as of immediately prior to the Effective Time, of the number of Enhanced Outstanding Shares and each component thereof (broken down by outstanding shares by class, and other relevant securities) (“Enhanced Outstanding Shares Certificate”). (b) The Holder will prepare and deliver to Enhanced at least three (3) Business Days prior to the Closing Date a certificate signed by an authorized signatory of the Holder in a form reasonably acceptable to Enhanced, which sets forth a true and complete list, as of immediately prior to the Effective Time of: (a) the total number of DEAG Outstanding Shares, (b) the number and class of the DEAG Shares, as owned by the Holder; (c) the Exchange Ratio; (d) the Consideration the Holder is entitled to receive pursuant to Section 1.3; and (e) all payments to be made to any current or former employee, consultant, independent contractor or director of DEAG in connection with the Transaction or the other Contemplated Transactions (the “Allocation Certificate”). ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE HOLDER The Holder represents and warrants to Enhanced as follows in Section 2.1 solely with respect to DEAG, and solely to the Knowledge of the Holder. The Holder further represents and warrants to Enhanced as follows in Sections 2.3 through 2.15, except as set forth in the written disclosure schedule delivered by the Holder to Enhanced (the “Holder Disclosure Schedule”) (it being understood that the representations and warranties in this Article 2 are qualified by: (i) any exceptions and disclosures set forth in the section or subsection of the Holder Disclosure Schedule corresponding to the particular section or subsection in this Article 2 in which such representation and warranty appears; (ii) any exceptions or disclosures explicitly cross-referenced in such section or subsection of the Holder Disclosure Schedule by reference to another section or subsection of the Holder Disclosure Schedule; and (iii)

4 any exceptions or disclosures set forth in any other section or subsection of the Holder Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure qualifies such representation and warranty). The inclusion of any information in the Holder Disclosure Schedule shall not be deemed to be an admission or acknowledgement, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a DEAG Material Adverse Effect, or is outside the Ordinary Course of Business. Representations and Warranties of the Holder Regarding DEAG 2.1 DEAG Public Disclosure. (a) 2.1(a)The DEAG Public Disclosure, taken as a whole, did not, as of the respective dates of publication thereof (or, if amended or superseded by a subsequent publication prior to the date of this Agreement, as of the date of such subsequent publication), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Holder makes no representation or warranty as to any forward-looking statement, projection, forecast, estimate, budget or other predictive information included therein. (b) Since June 30, 2026 through the date of this Agreement, there has not been any DEAG Material Adverse Effect that has not been disclosed in the DEAG Public Disclosure. (c) There is no Legal Proceeding pending against DEAG or any of its Subsidiaries that would reasonably be expected to have a DEAG Material Adverse Effect, and that has not been disclosed in the DEAG Public Disclosure; provided that the Holder shall have no obligation to independently investigate or monitor for the existence of any such Legal Proceeding. (d) The Holder has not independently verified the DEAG Public Disclosure, and the representations and warranties in this Section 2.1 are limited to matters within the Knowledge of the Holder. (e) Nothing in this Section 2.1 shall be deemed to impose on the Holder any duty of inquiry, investigation or verification beyond the definition of Knowledge set forth in this Agreement. Representations and Warranties of Holder 2.2 Organization and Authority of Holder. (a) The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. (b) The Holder has the requisite power and authority to execute, deliver and perform the Holder’s obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Holder and represents the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and subject to general equity principles. 2.3 Title to Shares. (a) Except as set forth in Section 2.3(a) of the Holder Disclosure Schedule, the Holder is the sole record and beneficial owner of the number of the DEAG Shares, free and clear of all Encumbrances. The delivery to Enhanced of the Holder’s DEAG Shares pursuant to this Agreement will transfer and convey good and marketable title thereto to Enhanced, free and clear of all Encumbrances. (b) Except for this Agreement or as set forth on Section 2.3(b) of the Holder Disclosure Schedule, there are no agreements, arrangements, warrants, options, puts, rights or other commitments, plans or

5 understandings of any character assigned or granted by the Holder or to which the Holder is a party relating to the issuance, sale, purchase, redemption, conversion, exchange, registration, voting or transfer of any of the DEAG Shares. (c) During its holding period, the Holder has duly fulfilled all disclosure requirements pursuant to Section 20 of the German Stock Corporation Act (Aktiengesetz) with respect to the DEAG Shares. 2.4 Holder Conflicts. Neither the execution and delivery by the Holder of this Agreement or the consummation by the Holder of any of the transactions contemplated hereby, nor compliance by the Holder with this Agreement, or fulfillment of, the terms, conditions and provisions hereof, will: (a) result in a violation or breach of the terms, conditions or provisions of, conflict with or constitute a default under any provision of, an event of default or an event that, after notice or lapse of time or both, would result in the creation of rights of acceleration, termination or cancellation or a loss of rights under (i) the organizational documents of the Holder (as and if applicable), (ii) any material Contract to which the Holder is a party or any of its properties is subject or by which the Holder is bound, (iii) any order, judgment, injunction, award, decree, ruling or writ of any Governmental Body to which the Holder is a party or by which it is bound or (iv) any Legal Requirement affecting the Holder; or (b) require the approval, consent, authorization or act of, the notice to or the making by the Holder of any declaration, filing or registration with, any Governmental Body. 2.5 No Holder Violation or Litigation. Except as set forth on Section 2.5 of the Holder Disclosure Schedule: (a) there are no Legal Proceedings pending or, to the Knowledge of the Holder, threatened against the Holder which are reasonably expected to impair the ability of the Holder to perform its obligations under this Agreement to which it is a party or prevent the consummation of any of the transactions contemplated hereby or thereby; (b) there are no Legal Proceedings pending or, to the Knowledge of the Holder, threatened that question the legality of the transactions contemplated by this Agreement; and (c) the Holder is not subject to any outstanding order, judgment, injunction, award, decree, ruling or writ of any Governmental Body that prohibits or otherwise restricts the ability of the Holder to consummate fully the transactions contemplated by this Agreement. 2.6 No Brokers for Holder. No broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Holder or any of its Affiliates. 2.7 Related Party Disclosures. The Holder represents and warrants to Enhanced that the Holder has disclosed to Enhanced all material relationships, agreements or arrangements between the Holder, on the one hand, and Enhanced, any director or officer of Enhanced, or any affiliate of any of the foregoing, on the other hand, in each case that (A) relate to the Transaction and (B) are not already described in the Enhanced SEC Documents or the DEAG Public Disclosure. 2.8 Purchase Entirely for Own Account. This Agreement is made with the Holder in reliance upon the Holder’s representation to Enhanced, which by the Holder’s execution of this Agreement, the Holder hereby confirms, that the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the shares of Enhanced Class A Common Stock to be

6 acquired by the Holder hereunder. The Holder has not been formed for the specific purpose of acquiring the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder. 2.9 Disclosure of Information. The Holder has had an opportunity to review the Enhanced SEC Documents (including the certificate of formation for Enhanced as well as Enhanced’s bylaws, which set forth the relative rights and privileges of the holders of Enhanced Class A Common Stock) and to discuss Enhanced’s business, management, financial affairs, the terms and conditions of the offering of the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder, the Transaction as well as the other Contemplated Transactions with Enhanced’s management, and has had an opportunity to review Enhanced’s facilities. 2.10 Restricted Securities. The Holder understands that the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder have not been, and may not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein. The Holder understands that such shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold such shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for such shares, and on requirements relating to Enhanced which are outside of the Holder’s control, and which Enhanced is under no obligation and may not be able to satisfy, in each case except as otherwise provided in Section 5.2 and the Registration Rights Agreement. 2.11 Legends. The Holder understands that the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder may be notated with one or all of the following legends (unless and until such shares are registered under the Securities Act of 1933 in connection with their issuance or transfer): “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.” Any legend required by the securities laws of any state to the extent such laws are applicable to such shares. 2.12 Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Code), the Holder hereby represents that the Holder has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder, including (i) the legal requirements within its jurisdiction for the purchase of such shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of such shares. The Holder’s subscription, exchange, tender, transfer and payment for and continued beneficial ownership of such shares will not violate any applicable securities or other laws of the Holder’s jurisdiction. 2.13 No General Solicitation. The Holder has not, either directly or indirectly, including, through a broker or finder, (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the shares of Enhanced Class A Common Stock to be acquired by the Holder hereunder. 2.14 Residence. If the Holder is an individual, then the Holder resides in the jurisdiction identified in the address of the Holder underneath the Holder’s signature to this Agreement. If the Holder is a partnership, corporation, limited liability company or other entity, then the office or offices of the Holder in which its principal

7 place of business is conducted is identified in the address of the Holder underneath the Holder’s signature to this Agreement. 2.15 No Other Representations or Warranties. Enhanced hereby acknowledges and agrees that, except for the representations and warranties contained in this Agreement, neither the Holder, nor any other person on behalf of the Holder or DEAG, makes any express or implied representation or warranty with respect to DEAG or with respect to any other information provided to Enhanced or its stockholders or Affiliates in connection with the Contemplated Transactions. Subject to the definition of Knowledge, for the avoidance of doubt, the Holder is acting solely in its capacity as an investor and shareholder of DEAG and not as a manager or operator of DEAG’s business, and shall not be deemed to have knowledge of matters that are exclusively within the knowledge or control of DEAG’s management except to the extent expressly set forth in this Agreement. ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF ENHANCED Enhanced represents and warrants to the Holder as follows, except as set forth in the written disclosure schedule delivered by Enhanced to the Holder (the “Enhanced Disclosure Schedule”) (it being understood that the representations and warranties in this Article 3 are qualified by: (a) any exceptions and disclosures set forth in the section or subsection of the Enhanced Disclosure Schedule corresponding to the particular section or subsection in this Article 3 in which such representation and warranty appears; (b) any exceptions or disclosures explicitly cross- referenced in such section or subsection of the Enhanced Disclosure Schedule by reference to another section or subsection of the Enhanced Disclosure Schedule; (c) any exceptions or disclosures set forth in any other section or subsection of the Enhanced Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure qualifies such representation and warranty); and (d) the Enhanced SEC Documents. The inclusion of any information in the Enhanced Disclosure Schedule shall not be deemed to be an admission or acknowledgement, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in an Enhanced Material Adverse Effect, or is outside the Ordinary Course of Business. 3.1 Subsidiaries; Due Organization; Organizational Documents. (a) Other than as set forth in Section 3.1(a) of the Enhanced Disclosure Schedule (the “Enhanced Subsidiaries”), Enhanced does not have any Subsidiaries and Enhanced does not own any capital stock of, or any equity interest of any nature in, any other Entity. Other than as set forth in Section 3.1(a) of the Enhanced Disclosure Schedule (i) Enhanced has not agreed nor is obligated to make, nor is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity and (ii) Enhanced has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity. (b) Each of Enhanced and the Enhanced Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Enhanced Contracts. (c) Each of Enhanced and the Enhanced Subsidiaries are qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification other than in jurisdictions where the failure to be so qualified would not constitute an Enhanced Material Adverse Effect. (d) Each director and officer of Enhanced as of the date of this Agreement is set forth in Section 3.1(d) of the Enhanced Disclosure Schedule. (e) Enhanced has delivered or made available to the Holder accurate and complete copies of (i) the certificate of formation, bylaws and other charter and organizational documents, including all currently effective amendments thereto, for Enhanced and the Enhanced Subsidiaries; and (ii) any code of conduct or similar policy

8 adopted by Enhanced or by the Enhanced Board of Directors or any committee thereof. Enhanced is not in violation of its organizational documents. 3.2 Authority; Vote Required. (a) Enhanced has all necessary corporate power and authority to enter into and, subject to the Required Enhanced Stockholder Approval, as applicable, to perform its obligations under this Agreement. The Enhanced Board of Directors has: (i) determined that the Transaction is fair to, and in the best interests of, Enhanced and Enhanced Stockholders; (ii) duly authorized and approved by all necessary corporate action, the execution, delivery and performance of this Agreement and the Contemplated Transactions; and (iii) recommended the approval of the Transaction and the Contemplated Transactions by the Enhanced Stockholders by written consent. This Agreement has been duly executed and delivered by Enhanced and, assuming the due authorization, execution and delivery by the Holder, constitutes the legal, valid and binding obligation of Enhanced, enforceable against Enhanced in accordance with its terms, subject to: (1) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (2) rules of law governing specific performance, injunctive relief and other equitable remedies. (b) The irrevocable written consent of Enhanced Holdings LP (acting through its nominee, the Holder) and its affiliates holding, in the aggregate, a majority of the issued and outstanding Enhanced Common Stock (and such additional voting securities as may be required for approval), to be delivered following the date of this Agreement pursuant to Section 5.3 (the “Required Enhanced Stockholder Approval”) will be the only vote or consent of the holders of any class or series of Enhanced capital stock necessary to adopt this Agreement and approve the Contemplated Transactions. No meeting of the Enhanced Stockholders is required to obtain the Required Enhanced Stockholder Approval. (c) Enhanced represents and warrants that: (i) the Special Committee of the Enhanced Board of Directors (the "Special Committee"), consisting solely of directors who are independent under Rule 303A of the NYSE Listed Company Manual and disinterested with respect to the Transaction and the Removal Amendments, has reviewed the Transaction and the Removal Amendments in accordance with Enhanced's Related Party Transaction Policy and has recommended that the Enhanced Board of Directors approve the Transaction and the Removal Amendments; (ii) the Enhanced Board of Directors (with any interested director abstaining or recused) has approved the Transaction and the Removal Amendments; and (iii) the Special Committee has received the written opinion of Roth Capital Partners, LLC ("Roth"), addressed to the Special Committee (the "Fairness Opinion"), to the effect that, as of the date of such opinion and based upon and subject to the assumptions, qualifications and limitations set forth therein, the Consideration to be paid by Enhanced is fair, from a financial point of view, to Enhanced. 3.3 Non-Contravention; Consents. (a) The execution and delivery of this Agreement by Enhanced does not, and the performance of this Agreement by Enhanced will not, (i) conflict with or violate the certificate of formation or bylaws of Enhanced; or (ii) subject to obtaining the Required Enhanced Stockholder Approval and compliance with the requirements set forth in Section 3.3(b) below and Section 6.4, conflict with or violate any Legal Requirement applicable to Enhanced or by which its or any of their respective properties is bound or affected, except for any such conflicts or violations that would not constitute an Enhanced Material Adverse Effect. (b) No material Consent, order of, or registration, declaration or filing with any Governmental Body is required by or with respect to Enhanced in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions, except for (i) any required filings under the HSR Act and any foreign antitrust Legal Requirement and (ii) such Consents, orders, registrations, declarations and filings as may be required under applicable federal and state securities laws and by NYSE. 3.4 Capitalization. (a) The authorized capital stock of Enhanced as of the date of this Agreement consists of: (i) 310,000,000 shares of Enhanced Class A Common Stock, of which 13,681,637 shares are issued and outstanding as of the date of this Agreement, (ii) 330,000,000 shares of Class B common stock, par value $0.0001 per share, of

9 Enhanced (together with the Enhanced Class A Common Stock, the “Enhanced Common Stock”), of which 25,883,794 shares are issued and outstanding as of the date of this Agreement, and (iii) 100,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding. Enhanced does not hold any shares of its capital stock in treasury. All of the issued and outstanding shares of Enhanced Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. (b) Except as disclosed in the Enhanced SEC Documents, Enhanced does not have in effect any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. Enhanced has reserved shares of Enhanced Common Stock for issuance under such plans. (c) Except for the 2026 Private Placement Warrants, the SAFE Warrants, the outstanding stock options granted under the Series A-1, Series A-2 and Series B convertible preferred stock, as of the date of this Agreement there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Enhanced; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Enhanced; (iii) stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which Enhanced is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Enhanced. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, restricted stock units, equity-based awards or other similar rights with respect to Enhanced. (d) Except as set forth in Section 3.4(d) of the Enhanced Disclosure Schedule, (i) none of the outstanding shares of Enhanced Capital Stock are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Enhanced Capital Stock are subject to any right of first refusal in favor of Enhanced, as applicable; (iii) there are no outstanding bonds, debentures, notes or other indebtedness of Enhanced having a right to vote on any matters on which the Enhanced Stockholders or the sole stockholder, as applicable, have a right to vote; and (iv) there is no Enhanced Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Enhanced Capital Stock. Enhanced is under no obligation, nor is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Enhanced Capital Stock or other securities. (e) All outstanding shares of Enhanced Capital Stock have been issued and granted, as applicable, in material compliance with all applicable securities laws and other applicable Legal Requirements. 3.5 SEC Filings; Financial Statements. (a) Enhanced has made available to the Holder accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Enhanced with the SEC since January 1, 2024 (the “Enhanced SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. All statements, reports, schedules, forms and other documents required to have been filed by Enhanced or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Enhanced SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, none of the Enhanced SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Enhanced SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Legal Requirements. As used in this Article 3, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

10 (b) At the time of filing with the SEC, the financial statements (including any related notes) contained or incorporated by reference in the Enhanced SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present the consolidated financial position of Enhanced as of the respective dates thereof and the results of operations and cash flows of Enhanced for the periods covered thereby. Other than as expressly disclosed in the Enhanced SEC Documents filed prior to the date hereof, there has been no material change in Enhanced’s accounting methods or principles that would be required to be disclosed in Enhanced’s financial statements in accordance with GAAP. The books of account and other financial records of Enhanced since January 1, 2024 are true and complete in all material respects. (c) Except as set forth in Section 3.5(c) of the Enhanced Disclosure Schedule, from January 1, 2024 through the date hereof, Enhanced has not received any comment letter from the SEC or the staff thereof or any correspondence from NYSE or the staff thereof relating to the delisting or maintenance of listing of the Enhanced Class A Common Stock on The New York Stock Exchange. (d) Enhanced maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that Enhanced maintains records that in reasonable detail accurately and fairly reflect Enhanced’s transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of management and the Enhanced Board of Directors, and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Enhanced’s assets that could have a material effect on Enhanced’s financial statements. (e) Enhanced’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d- 15(e) of the Exchange Act) are reasonably designed to ensure that all information required to be disclosed by Enhanced in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Enhanced’s management as appropriate to allow timely decisions regarding required disclosure. (f) Enhanced’s independent registered accounting firm has at all times since the date Enhanced became subject to the applicable provisions of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); and (ii) to the Knowledge of Enhanced, “independent” with respect to Enhanced within the meaning of Regulation S-X under the Exchange Act. (g) Since January 1, 2024, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, or general counsel of Enhanced, the Enhanced Board of Directors or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act. (h) Enhanced has not disclosed any unresolved comments in the Enhanced SEC Documents. Except as set forth in Section 3.5(h) of the Enhanced Disclosure Schedule, Enhanced is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and governance rules and regulations of NYSE. Except as set forth on Section 3.5(h) of the Enhanced Disclosure Schedule, Enhanced has not received any comment letter from the SEC or any correspondence from NYSE relating to the delisting or maintenance of listing of the Enhanced Class A Common Stock on NYSE. 3.6 Disclosure. The information supplied by Enhanced for inclusion in the Information Statement will not, as of the date of the Information Statement or as of the date such information is first mailed to the holders of Enhanced Class A Common Stock other than the Holder and its affiliates, (i) contain any untrue statement of any

11 material fact or (ii) omit to state any material fact necessary in order to make such information, in the light of the circumstances under which such information is provided, not false or misleading. 3.7 Valid Issuance. The Enhanced Class A Common Stock to be issued in the Transaction will, when issued in accordance with the provisions of this Agreement be validly issued, fully paid and nonassessable. 3.8 Opinion of Financial Advisor. The Special Committee of the Enhanced Board of Directors has received the Fairness Opinion. 3.9 PIPE Compatibility. Enhanced represents and warrants to the Holder that: (i) the issuance of Enhanced Class A Common Stock pursuant to this Agreement has been approved by a majority of the disinterested directors of Enhanced and constitutes an "Exempt Issuance" under that certain Securities Purchase Agreement dated as of June 14, 2026, among Enhanced and the investors party thereto (the "PIPE SPA"); (ii) such issuance constitutes an “Excluded Issuance” under, and will not result in any adjustment of the warrants issued pursuant to the PIPE SPA; and (iii) such issuance will not give rise to any right of first offer, right of first refusal or similar right of the investors under the PIPE SPA. ARTICLE 4. CERTAIN COVENANTS OF THE PARTIES 4.1 Access and Investigation. Subject to the terms of the Confidentiality Agreement which the Parties agree will continue in full force following the date of this Agreement, during the period commencing on the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with the terms hereto and the Effective Time (the “Pre-Closing Period”), upon reasonable notice each Party shall (and the Holder shall request that DEAG and its Subsidiaries, and shall support such request in its capacity as a shareholder of DEAG, subject to Section 4.1(d)), and shall use commercially reasonable efforts to cause such Party’s Representatives to: (a) provide the other Party and such other Party’s Representatives with reasonable access during normal business hours to such Party’s Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Party and its Subsidiaries; (b) provide the other Party and such other Party’s Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to such Party and its Subsidiaries, and with such additional financial, operating and other data and information regarding such Party and its Subsidiaries as the other Party may reasonably request; and (c) permit the other Party’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of such Party responsible for such Party’s financial statements and the internal controls of such Party to discuss such matters as the other Party may deem necessary or appropriate in order to enable the other Party to satisfy its obligations under the Sarbanes-Oxley Act and the rules and regulations relating thereto. Without limiting the generality of any of the foregoing, during the Pre-Closing Period, each Party shall promptly make available to the other Party copies of: (i) the unaudited monthly consolidated balance sheets of such Party as of the end of each calendar month and the related unaudited monthly consolidated statements of operations and statements of stockholders’ equity for such calendar month, which shall be delivered within thirty (30) calendar days after the end of such calendar month, or such longer periods as the Parties may agree to in writing; (ii) all material operating and financial reports prepared by such Party for its senior management, including sales forecasts, marketing plans, development plans, discount reports, write-off reports, hiring reports and capital expenditure reports prepared for its management; (iii) any written materials or communications sent by or on behalf of a Party to its stockholders;

12 (iv) any material notice, document or other communication sent by or on behalf of a Party to any party to any DEAG Material Contract, as applicable, or sent to a Party by any party to any DEAG Material Contract, as applicable (other than any communication that relates solely to routine commercial transactions between such Party and the other party to any such DEAG Material Contract, as applicable, and that is of the type sent in the Ordinary Course of Business and consistent with past practices); (v) any notice, report or other document filed with or otherwise furnished, submitted or sent to any Governmental Body on behalf of a Party in connection with the Transaction or any of the Contemplated Transactions; (vi) any non-privileged notice, document or other communication sent by or on behalf of, or sent to, a Party relating to any pending or threatened Legal Proceeding involving or affecting such Party; and (vii) any material notice, report or other document received by a Party from any Governmental Body. (d) Notwithstanding the foregoing, (i) any Party may restrict the foregoing access to the extent that any Legal Requirement applicable to such Party requires such Party to restrict or prohibit access to any of such Party’s properties or information, (ii) neither Party nor its respective Representatives or Subsidiaries shall be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege (it being agreed that the Parties shall use their commercially reasonable efforts to cause such access or information to be provided in a manner that would not result in such jeopardy or contravention) and (iii) the Holder shall not be in breach of this Section 4.1 as a result of any action or omission of DEAG’s management board (Vorstand) or supervisory board (Aufsichtsrat) in the exercise of their duties under applicable German law, provided the Holder has made and supported the requests contemplated by this Section 4.1. (e) Without limiting the foregoing, during the Pre-Closing Period the Holder shall request that DEAG and its Subsidiaries furnish to Enhanced, and shall support such request in its capacity as a shareholder of DEAG (subject to Section 4.1(d)), as promptly as reasonably practicable, such financial statements, financial information and other assistance (including from DEAG's independent auditors) as Enhanced reasonably determines is required to be included in, or is otherwise necessary for the preparation of, the Information Statement, any Current Report on Form 8-K or other filing by Enhanced with the SEC in connection with the Contemplated Transactions, in each case in compliance with applicable Legal Requirements, including Regulation S-X. 4.2 Operation of Enhanced’s Business. (a) Except as set forth on Section 4.2(a) of the Enhanced Disclosure Schedule, as permitted or contemplated by this Agreement (including for the avoidance of doubt, the Concurrent PIPE and the issuance of securities thereunder, and the adoption and filing of the Removal Amendments in accordance with Section 5.12), or as required by applicable Legal Requirements, during the Pre-Closing Period, Enhanced shall: (i) conduct its business and operations in the Ordinary Course of Business; (ii) continue to pay outstanding accounts payable and other current Liabilities (including payroll) when due and payable; and (iii) conduct its business and operations in compliance with all applicable Legal Requirements. (b) Without limiting the generality of the foregoing, during the Pre-Closing Period, except as set forth on Section 4.2(b) of the Enhanced Disclosure Schedule, as permitted or contemplated by this Agreement (including for the avoidance of doubt, the Concurrent PIPE and the issuance of securities thereunder, and the adoption and filing of the Removal Amendments in accordance with Section 5.12), or as required by applicable Legal Requirements, Enhanced shall not, without the prior written consent of the Holder (which consent shall not be unreasonably withheld or delayed): (i) (A) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of Enhanced Capital Stock or (B) repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities;

13 (ii) except in the Ordinary Course of Business, sell, issue or grant, or authorize the issuance of: (A) any capital stock or other security (except for shares of Enhanced Common Stock issued upon the settlement of Enhanced RSUs or upon the valid exercise of Enhanced Options or Enhanced Warrants outstanding as of the date of this Agreement), (B) any option, warrant or right to acquire any capital stock or any other security, (C) any equity-based award or instrument convertible into or exchangeable for any capital stock or other security, or (D) any debt securities or any rights to acquire any debt securities; (iii) amend the certificate of formation, bylaws or other charter or organizational documents of Enhanced, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction; (iv) form any Subsidiary or acquire any equity interest or other interest in any other Entity; (v) (A) lend money to any Person, (B) incur or guarantee any indebtedness for borrowed money, (C) guarantee any debt securities of others, or (D) make any material capital expenditure or commitment; (vi) enter into any material transaction outside the Ordinary Course of Business; (vii) acquire any material asset nor sell, lease, or otherwise irrevocably dispose of any material assets or properties, or grant any Encumbrance with respect to such assets or properties; (viii) (A) make, change or revoke any material Tax election, (B) file any material amendment to any Tax Return, (C) adopt or change any accounting method in respect of Taxes, (D) change any annual Tax accounting period, (E) enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business with vendors, customers or landlords, (F) enter into any closing agreement with respect to any Tax, (G) settle or compromise any claim, notice, audit report or assessment in respect of material Taxes, (H) apply for or enter into any ruling from any Tax authority with respect to Taxes, (I) surrender any right to claim a material Tax refund, or (J) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment; (ix) initiate or settle any Legal Proceeding; (x) incur any Liabilities or otherwise take any actions other than in the Ordinary Course of Business, other than as may occur in connection with this Agreement or the Transaction; or (xi) agree, resolve or commit to do any of the foregoing. 4.3 Operation of DEAG’s Business. (a) During the Pre-Closing Period, the Holder shall promptly inform Enhanced in writing if the Holder becomes aware that DEAG or any of its Subsidiaries has taken, or proposes to take, any of the actions described in Section 4.3(b). (b) Without limiting the generality of the foregoing, during the Pre-Closing Period, except as set forth on Section 4.3(b), as required or permitted by this Agreement, or as required by applicable Legal Requirements, the Holder shall not, without the prior written consent of Enhanced (which consent shall not be unreasonably withheld or delayed), vote any of its DEAG Shares in favor of, or otherwise approve or support in its capacity as a shareholder of DEAG, any of the following actions by DEAG or any of its Subsidiaries: (i) (A) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any DEAG Shares or (B) repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities except pursuant to DEAG Contracts existing as of the date of this Agreement;

14 (ii) sell, issue or grant, or authorize the issuance of: (A) any capital stock or other security, (B) any option, warrant or right to acquire any capital stock or any other security, (C) any equity-based award or instrument convertible into or exchangeable for any capital stock or other security, or (D) any debt securities or any rights to acquire any debt securities; (iii) amend or modify any organizational documents of DEAG, including the articles of association, memorandum of association, certificate of incorporation, bylaws, or other charter or documents with the Commercial Register, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction; (iv) form any Subsidiary or acquire any equity interest or other interest in any other Entity other than in the Ordinary Course of Business; (v) (A) lend money to any Person, (B) incur or guarantee any indebtedness for borrowed money, other than in the Ordinary Course of Business, (C) guarantee any debt securities of others, or (D) make any capital expenditure or commitment in excess of EUR 5,000,000 in the aggregate; (vi) acquire any material asset nor sell, lease, or otherwise irrevocably dispose of any of its assets or properties, or grant any Encumbrance with respect to such assets or properties, in each case, other than in the Ordinary Course of Business; (vii) (A) make, change or revoke any material Tax election, (B) file any material amendment to any Tax Return, (C) adopt or change any accounting method in respect of Taxes, (D) change any annual Tax accounting period, (E) enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business with vendors, customers or landlords, (F) enter into any closing agreement with respect to any Tax, (G) settle or compromise any claim, notice, audit report or assessment in respect of material Taxes, (H) apply for or enter into any ruling from any Tax authority with respect to Taxes, (I) surrender any right to claim a material Tax refund, or (J) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment; (viii) enter into, amend or terminate any DEAG Contract that, if effective as of the date hereof, would constitute a DEAG Material Contract; provided that nothing in this Section 4.3(b)(viii) shall prohibit DEAG from entering into or amending (or require the prior written consent of Enhanced prior to the entry or amendment of), in each case in the Ordinary Course of Business: (A) any agreement with any artist, performer, booking agency, venue or co-promoter for any DEAG Event, (B) any ticketing, sponsorship, merchandising or concession agreement relating to any DEAG Event or (C) any Contract to sell, distribute or commercialize any events, products or services of DEAG or its Subsidiaries; provided, further, that any such Contract involving guarantees, advances or other commitments of DEAG or its Subsidiaries in excess of EUR 5,000,000 individually shall require the prior written consent of Enhanced (which consent shall not be unreasonably withheld or delayed); (ix) initiate or settle any Legal Proceeding; or (x) agree, resolve or commit to do any of the foregoing. 4.4 Notification of Certain Matters. (a) During the Pre-Closing Period, Enhanced shall: (i) promptly notify the Holder of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (B) any Legal Proceeding against, relating to, involving or otherwise affecting Enhanced, or to the Knowledge of Enhanced, any director or officer of Enhanced, that is commenced or asserted against, or, to the Knowledge of Enhanced, threatened against, Enhanced or any director or officer of Enhanced; and (C) any notice or other communication from any Person alleging that any payment or other obligation is or will be owed to such Person at any time before or after the date of this Agreement, except for invoices or other communications related to

15 agreements or dealings in the Ordinary Course of Business or payments or obligations identified in this Agreement, including the Enhanced Disclosure Schedule; and (ii) promptly notify the Holder in writing of: (A) the discovery by Enhanced of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in any representation or warranty made by Enhanced in this Agreement in a manner that causes the condition set forth in Section 8.1 not to be satisfied; (B) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in any representation or warranty made by Enhanced in this Agreement in a manner that causes the condition set forth in Section 8.1 not to be satisfied if: (1) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (2) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (C) any breach of any covenant or obligation of Enhanced in a manner that causes the condition set forth in Section 8.2 not to be satisfied; and (D) any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Article 5.12, Article 7, or Article 7.5 impossible or materially less likely. No notification given to the Holder pursuant to this Section 44.4(a) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of Enhanced contained in this Agreement or the Enhanced Disclosure Schedule for purposes of Section 8.1. (b) During the Pre-Closing Period, the Holder shall, in each case to the extent the Holder has Knowledge thereof: (i) promptly notify Enhanced of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (B) any Legal Proceeding against, relating to, involving or otherwise affecting DEAG or any of its Subsidiaries, or to the Knowledge of the Holder, any director or officer of DEAG, that is commenced or asserted against, or, to the Knowledge of the Holder, threatened against, DEAG, any of its Subsidiaries, or any director or officer of DEAG; and (C) any notice or other communication from any Person alleging that any payment or other obligation is or will be owed to such Person at any time before or after the date of this Agreement, except for invoices or other communications related to agreements or dealings in the Ordinary Course of Business or payments or obligations identified in this Agreement; and (ii) promptly notify Enhanced in writing, of: (i) the discovery by the Holder of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in any representation or warranty made by the Holder in this Agreement in a manner that causes the condition set forth in Section 7.1 not to be satisfied; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in any representation or warranty made by the Holder in this Agreement in a manner that causes the condition set forth in Section 7.1 not to be satisfied if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any breach of any covenant or obligation of the Holder in a manner that causes the condition set forth in Section 7.2 not to be satisfied; and (iv) any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Article 5.12, Article 7, or Article 7.5 impossible or materially less likely. No notification given to Enhanced pursuant to this Section 4.4(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the Holder contained in this Agreement or the Holder Disclosure Schedule for purposes of Section 7.1. 4.5 No Solicitation. (a) Each Party agrees that neither such Party nor any of its Subsidiaries or Affiliates shall, nor shall it nor any of its Subsidiaries or Affiliates authorize or permit any of the Representatives retained by it or any of its Subsidiaries or Affiliates to directly or indirectly: (i) solicit, initiate, respond to or take any action to facilitate or encourage any inquiries or the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) enter into or participate in any discussions or negotiations with any Person with respect to

16 any Acquisition Proposal or Acquisition Inquiry; (iii) furnish any information regarding a Party to any Person in connection with, in response to, relating to or for the purpose of assisting with or facilitating an Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 4.5(b)); (v) execute or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction (an “Acquisition Agreement”); or (vi) grant any waiver or release under any confidentiality, standstill or similar agreement (other than to the other Party (as applicable)). (b) Notwithstanding anything contained in Section 4.5(a), (i) Enhanced may enter into discussions or negotiations with any Person that has made (and not withdrawn) a bona fide, unsolicited, Acquisition Proposal, which the Enhanced Board of Directors determines in good faith, after consultation with its independent financial advisor, if any, and its outside legal counsel, constitutes, or would reasonably be expected to result in, a Superior Offer, and (ii) thereafter furnish to such Person non-public information regarding Enhanced pursuant to an executed confidentiality agreement containing provisions (including nondisclosure provisions, use restrictions, non- solicitation provisions, no hire provisions and “standstill” provisions) at least as favorable to Enhanced as those contained in the Confidentiality Agreement, but in each case of the foregoing clauses (i) and (ii), only if: (A) neither Enhanced nor any Representative of Enhanced has breached this Section 4.5; (B) the Enhanced Board of Directors determines in good faith based on the advice of outside legal counsel, that the failure to take such action would reasonably be expected to result in a breach of the fiduciary duties of the Enhanced Board of Directors under applicable Legal Requirements; (C) at least five (5) Business Days prior to furnishing any such non-public information to, or entering into discussions with, such Person, Enhanced gives the Holder written notice of the identity of such Person and of Enhanced’s intention to furnish nonpublic information to, or enter into discussions with, such Person; and (D) at least five Business Days prior to furnishing any such non-public information to such Person, Enhanced furnishes such non-public information to the Holder (to the extent such non-public information has not been previously furnished by Enhanced to the Holder). Without limiting the generality of the foregoing, each Party acknowledges and agrees that, in the event any Representative of such Party (whether or not such Representative is purporting to act on behalf of such Party) takes any action that, if taken by such Party, would constitute a breach of this Section 4.5 by such Party, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 4.5 by such Party for purposes of this Agreement. (c) If any Party or any Representative of such Party receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then such Party shall promptly (and in no event later than two (2) Business Days after such Party becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise the other Party (which would be Enhanced in the instance of the Holder) in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the terms thereof). Such Party shall keep the other Party fully informed, on a current basis, in all material respects with respect to the status and terms of any such Acquisition Proposal or Acquisition Inquiry and any modification or proposed modification thereto. In addition to the foregoing, each Party shall provide the other Party with at least five (5) Business Days’ written notice of a meeting of its board of directors (or any committee thereof) at which its board of directors (or any committee thereof) is reasonably expected to consider an Acquisition Proposal or Acquisition Inquiry it has received. (d) Each Party shall and shall cause its respective Representatives to, cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Acquisition Proposal and shall use its reasonable best efforts to cause any such third party (or its Representatives) in possession of non-public information in respect of such Party or its Subsidiaries that was furnished by or on behalf of such Party or its Subsidiaries to return or destroy (and confirm destruction of) all such information. 4.6 Lock-Up Agreement. At or prior to the Closing, the Holder shall enter into and deliver to Enhanced a lock-up agreement substantially in the form attached hereto as Exhibit B (each lock-up agreement in such form, a4.6 “Lock-Up 4.64.6Agreement”). ARTICLE 5. ADDITIONAL AGREEMENTS OF THE PARTIES 5.1 Schedule 14C Information Statement; Supplemental Listing.

17 (a) As promptly as practicable after the date of this Agreement, Enhanced shall prepare and cause to be filed with the SEC a preliminary Information Statement on Schedule 14C relating to the Required Enhanced Stockholder Approval to be obtained by written consent of Enhanced Holdings LP (acting through its nominee, the Holder) and its affiliates in their capacity as holders of a majority of the issued and outstanding Enhanced Common Stock. Enhanced shall use commercially reasonable efforts to respond promptly to any SEC comments and to cause the definitive Information Statement to be mailed to the Enhanced Stockholders at the earliest practicable date, and in any event to cause the 20-calendar day waiting period under Rule 14c-2 of the Exchange Act to expire prior to the Closing. (b) Enhanced covenants and agrees that the Information Statement will not, at the time of filing with the SEC, at the time of mailing to Enhanced Stockholders, or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Enhanced makes no covenant, representation or warranty with respect to statements made in the Information Statement, based on information furnished in writing by DEAG or the Holder specifically for inclusion therein. (c) Enhanced shall prepare and file with NYSE a Supplemental Listing Application for the shares of Enhanced Class A Common Stock to be issued in the Transaction, and shall use its commercially reasonable efforts to cause such shares to be approved for listing (subject to official notice of issuance) at the Closing. (d) The Holder shall cooperate with Enhanced and shall promptly furnish all information concerning the Holder, and shall request that DEAG furnish (and support such request in its capacity as a shareholder of DEAG, subject to Section 4.1(d)) all information concerning DEAG and its Subsidiaries, in each case that is reasonably required or requested by Enhanced in connection with the preparation of the Information Statement and the Supplemental Listing Application, including information required by Item 404 of Regulation S-K relating to related party transactions. (e) Enhanced shall provide Roth and its counsel with a reasonable opportunity to review and comment on, and shall not file, mail or otherwise disseminate without Roth’s prior written approval (which shall not be unreasonably withheld, conditioned or delayed), any description of Roth, the Fairness Opinion or Roth’s financial analyses (including any summary thereof) that is included or incorporated by reference in the Information Statement, the Supplemental Listing Application, the NYSE Listing Application or any other filing, notice or communication in connection with the Contemplated Transactions. Enhanced shall include the Fairness Opinion in its entirety in the Information Statement to the extent required by applicable Legal Requirements. 5.2 Registration Rights. (a) At the Closing, Enhanced and the Holder shall execute and deliver the Registration Rights Agreement, substantially in the form attached hereto as Exhibit C, by and among Enhanced, the investors party thereto in connection with the Concurrent PIPE and the Exchange Holders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”), pursuant to which the Holder is an "Exchange Holder" with the registration rights of an "Investor" thereunder, and the shares of Enhanced Class A Common Stock issued to the Holder in the Transaction (the “Exchange Shares”) constitute "Registrable Securities" thereunder. The Holder's registration rights with respect to the Exchange Shares shall be governed exclusively by the Registration Rights Agreement and shall rank pari passu with the registration rights of the other Investors and Exchange Holders thereunder, including with respect to the allocation of any cutback. (b) Nothing in this Section 5.2 or the Registration Rights Agreement shall permit any sale or other transfer of Exchange Shares in contravention of the Holder's Lock-Up Agreement (if applicable). The inclusion of any Exchange Shares in any registration statement shall not release such shares from any restriction under the Lock- Up Agreement. (c) The Holder shall furnish to Enhanced a completed investor questionnaire and such other information regarding the Holder, its beneficial ownership of Enhanced securities and its intended method of

18 distribution as Enhanced may reasonably request in connection with any registration of the Exchange Shares. The Holder shall comply with its obligations as an Exchange Holder under the Registration Rights Agreement. (d) Except as set forth in this Section 5.2 and the Registration Rights Agreement, Enhanced shall have no obligation to register the Exchange Shares under the Securities Act. (e) If the Concurrent PIPE has not been consummated at or prior to the Closing, the Exchange Shares shall be registered in accordance with a registration rights agreement between Enhanced and the Holder substantially in the form of Exhibit C. 5.3 Enhanced Stockholders Approval. (a) As promptly as practicable following the execution of this Agreement, Enhanced Holdings LP (acting through its nominee, the Holder) and its affiliates holding, in the aggregate, a majority of the issued and outstanding Enhanced Common Stock (and such additional voting securities as may be required for approval) shall deliver to Enhanced an irrevocable written consent approving the Transaction and the Contemplated Transactions (the "Written Consent"), which shall constitute the "Required Enhanced Stockholder Approval" for all purposes hereunder. (b) The Required Enhanced Stockholder Approval shall be deemed satisfied upon delivery of the Written Consent, subject only to the 20-calendar day waiting period under Rule 14c-2 of the Exchange Act. (c) Enhanced represents that the Special Committee of the Enhanced Board of Directors, consisting solely of disinterested and independent directors, has reviewed the Transaction and recommended that the Enhanced Board of Directors approve the Transaction, and that the Enhanced Board of Directors (with any interested directors recused) has approved the Transaction. 5.4 Regulatory Approvals. (a) Each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to comply promptly with all Legal Requirements that may be imposed on such Party with respect to the Contemplated Transactions and, subject to the conditions set forth in Article 5.12 hereof, to consummate the Contemplated Transactions, as promptly as practicable. In furtherance and not in limitation of the foregoing, each Party hereto agrees to file or otherwise submit, as soon as practicable after the date of this Agreement, but in any event no later than ten (10) Business Days after the date hereof, all applications, notices, reports and other documents reasonably required to be filed by such Party with or otherwise submitted by such Party to any Governmental Body with respect to the Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, the Parties shall prepare and file, if and as required, (a) the Notification and Report Forms pursuant to the HSR Act and (b) any notification or other document to be filed in connection with the Transaction under any applicable foreign Legal Requirement relating to antitrust or competition matters. The Holder and Enhanced shall respond as promptly as is practicable to respond in compliance with: (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentation; and (ii) any inquiries or requests received from any state attorney general, foreign antitrust or competition authority or other Governmental Body in connection with antitrust or competition matters. As soon as practicable following the Closing, the Holder shall request that DEAG register Enhanced as registered shareholder of DEAG under Section 67 German Stock Corporation Act (Aktiengesetz). (b) Each of the Parties shall use its commercially reasonable efforts to (i) cooperate in all respects with each other in connection with timely making all required filings and submissions and timely obtaining all related consents, permits, authorizations or approvals pursuant to Section 5.4(a); and (ii) keep the Holder or Enhanced, as applicable, informed in all material respects and on a reasonably timely basis of any communication received by such Party from, or given by such Party to, the Federal Trade Commission, the Department of Justice or any other Governmental Body relating to the Contemplated Transactions. Subject to applicable Legal Requirements relating to the exchange of information, each Party shall, to the extent practicable, give the other party reasonable advance notice of all material communications with any Governmental Body relating to the Contemplated Transactions and each Party shall have the right to attend or participate in material conferences, meetings and

19 telephone or other communications between the other Parties and regulators concerning the Contemplated Transactions. (c) Notwithstanding Sections 5.4(a) through 5.4(b) or any other provision of this Agreement to the contrary, in no event shall either Party be required to agree to (i) divest, license, hold separate or otherwise dispose of, encumber or allow a third party to utilize, any portion of its or their respective businesses, assets or contracts or (ii) take any other action that may be required or requested by any Governmental Body in connection with obtaining the consents, authorizations, orders or approvals contemplated by this Section 5.44 that would have an adverse impact, in any material respect, on any of the Parties. 5.5 Indemnification of Officers and Directors. Nothing in this Agreement shall limit any right to indemnification, advancement of expenses or exculpation of any present or former director or officer of Enhanced under the certificate of formation or bylaws of Enhanced, any indemnification agreement or applicable Legal Requirements. 5.6 Additional Agreements. The Parties shall (a) use commercially reasonable efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions and (b) reasonably cooperate with the other Parties and provide the other Parties with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the Parties to continue to meet their obligations under this Agreement following the Closing. Without limiting the generality of the foregoing, each Party to this Agreement: (i) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (ii) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (iii) shall use commercially reasonable efforts to satisfy the conditions precedent to the consummation of this Agreement. 5.7 Disclosure. Without limiting the Holder’s or Enhanced’s obligations under the Confidentiality Agreement, each Party shall not, and shall not permit any of its Subsidiaries or any Representative of such Party to, issue any press release or make any disclosure (including to any of its customers or employees (other than employees that have a bona fide need to know), to the public or otherwise) regarding the Contemplated Transactions unless: (a) the Parties have approved such press release or disclosure in writing; or (b) the Parties have determined in good faith, upon the advice of outside legal counsel, that such disclosure is required by applicable Legal Requirements and, to the extent practicable, before such press release or disclosure is issued or made, a Party advises the other Party of, and consults with the other Party regarding, the text of such press release or disclosure. 5.8 Listing. Enhanced shall use its commercially reasonable efforts: (a) to maintain its existing listing on the New York Stock Exchange and to obtain approval of the listing of the combined company on the New York Stock Exchange; (b) without derogating from the generality of the requirements of clause “(a)” and to the extent required by the rules and regulations of NYSE, to (i) prepare and submit to NYSE a notification form for the listing of the shares of Enhanced Class A Common Stock to be issued in the Transaction, and (ii) to cause such shares to be approved for listing (subject to notice of issuance); and (c) to the extent required by NYSE Listed Company Manual rules, to file an initial listing application for the Enhanced Class A Common Stock on New York Stock Exchange (the “NYSE Listing Application”) and to cause such NYSE Listing Application to be approved for listing (subject to official notice of issuance). The Holder will cooperate with Enhanced as reasonably requested by Enhanced with respect to the NYSE Listing Application, promptly furnish to Enhanced all information concerning the Holder, and request that DEAG furnish (and support such request in its capacity as a shareholder of DEAG, subject to Section 4.1(d)) all information concerning DEAG, in each case that may be required or reasonably requested in connection with any action contemplated by this Section 5.8. 5.9 Legends. Enhanced shall be entitled to (a) place appropriate legends on the book entries and/or certificates evidencing any shares of Enhanced Class A Common Stock to be received in the Transaction by equity holders of DEAG, including (i) such equity holders who may be considered “affiliates” of Enhanced for purposes of Rules 144 and 145 under the Securities Act reflecting the restrictions set forth in Rules 144 and 145 and (ii) in respect of the restrictions set forth in any applicable Lock-Up Agreement4.6, and (b) issue appropriate stop transfer instructions to the transfer agent for Enhanced Class A Common Stock.

20 5.10 Section 16 Matters. Prior to the Effective Time, Enhanced shall take all such steps as may be required to cause any acquisitions of Enhanced Class A Common Stock and any options to purchase Enhanced Common Stock resulting from the Contemplated Transactions, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Enhanced, to be exempt under Rule 16b-3 promulgated under the Exchange Act. 5.11 Takeover Statutes. If any “control share acquisition”, “fair price”, “moratorium” or other anti- takeover Legal Requirement becomes or is deemed to be applicable to Enhanced, DEAG, or the Contemplated Transactions, then Enhanced and its board of directors shall grant such approvals and take such actions as are necessary, and the Holder shall take such actions within its control in its capacity as a shareholder of DEAG as are reasonably necessary, so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Legal Requirement inapplicable to the foregoing. 5.12 Amendment to Director Removal Provisions. (a) Concurrently with the execution of this Agreement, (i) the Special Committee has reviewed and recommended, and the Enhanced Board of Directors (with any interested director abstaining or recused) has adopted resolutions approving, declaring advisable and recommending to the Enhanced Stockholders, an amendment to Article V, Section D of the certificate of formation of Enhanced (the “Charter Amendment”) providing that, subject to the rights of the holders of any series of Preferred Stock, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all then- outstanding shares of capital stock of Enhanced entitled to vote generally in the election of directors, voting together as a single class; (ii) the Enhanced Board of Directors has adopted, by the approval of a majority of the authorized number of directors, a conforming amendment to Section 4.6 of the bylaws of Enhanced (the “Bylaw Amendment” and, together with the Charter Amendment, the “Removal Amendments”), to become effective only upon the effectiveness of the Charter Amendment; and (iii) following the execution of this Agreement, the Holder and its affiliates to approve the Charter Amendment by written consent in accordance with Article V, Section I and Article X of the certificate of formation of Enhanced and the TBOC, which consent forms part of the Written Consent. (b) Enhanced shall describe the Removal Amendments in the Information Statement as a separate matter approved by the Written Consent. The description shall include the review of the Removal Amendments by the Special Committee, the interest of the Holder therein, and the timing of effectiveness contemplated by Section 5.12(c). (c) Subject to the occurrence of the Closing, Enhanced shall file a certificate of amendment effecting the Charter Amendment with the Secretary of State of the State of Texas within five (5) Business Days following the later of (i) the Closing Date and (ii) the date that is twenty (20) calendar days following the mailing of the definitive Information Statement as required by Rule 14c-2 under the Exchange Act. In no event shall either Removal Amendment become effective prior to the Effective Time. (d) The resolutions of the Enhanced Board of Directors referred to in Section 5.12(a) shall provide that, if this Agreement is terminated in accordance with Article 9 prior to the Closing, the Removal Amendments shall be abandoned without further action by the Enhanced Stockholders. In that event, Enhanced shall not file the certificate of amendment, and the Removal Amendments shall be of no further force or effect. (e) This Section 5.12 shall survive the Effective Time until the Removal Amendments have become effective. ARTICLE 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY The obligations of each Party to effect the Transaction and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Legal Requirements, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:

21 6.1 No Restraints. (a) No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Transaction has been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement which has the effect of making the consummation of the Transaction or any of the Contemplated Transactions illegal; and (b) there shall be no Legal Proceeding pending, or overtly threatened in writing, by an official of a Governmental Body in which such Governmental Body indicates that it intends to conduct any Legal Proceeding or take any other action challenging or seeking to restrain or prohibit the consummation of the Transaction or any of the Contemplated Transactions. 6.2 Stockholder Approval. Enhanced has obtained the Required Enhanced Stockholder Approval, and the 20-calendar day period under Rule 14c-2 of the Exchange Act following the mailing of the definitive Information Statement has elapsed. 6.3 Regulatory Matters. Any waiting period applicable to the consummation of the Transaction under the HSR Act or applicable to foreign Legal Requirements relating to antitrust or competition matters has expired or been terminated, and there shall not be in effect any voluntary agreement between Enhanced and/or the Holder, on the one hand, and the Federal Trade Commission, the Department of Justice or any foreign Governmental Body, on the other hand, pursuant to which such Party has agreed not to consummate the Transaction for any period of time; provided, that neither the Holder, on the one hand, nor Enhanced, on the other hand, shall enter into any such voluntary agreement without the written consent of all Parties. 6.4 Listing. (a) The existing shares of Enhanced Class A Common Stock have been continually listed on the New York Stock Exchange as of and from the date of this Agreement through the Closing Date, (b) the shares of Enhanced Class A Common Stock to be issued in the Transaction shall be approved for listing (subject to official notice of issuance) on the New York Stock Exchange as of the Effective Time, and (c) to the extent required by NYSE Listed Company Manual rules, the NYSE Listing Application has been approved for listing (subject to official notice of issuance). ARTICLE 7. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF ENHANCED The obligations of Enhanced to effect the Transaction and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Enhanced, at or prior to the Closing, of each of the following conditions: 7.1 Accuracy of Representations. All representations and warranties of the Holder in Article 2 of this Agreement are true and correct as of the date of this Agreement and are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (i) in each case, or in the aggregate, where the failure to be true and correct would not have a DEAG Material Adverse Effect (provided that all “DEAG Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of the Holder in Article 2 of this Agreement will be disregarded), or (ii) for those representations and warranties which address matters only as of a particular date (which representations were so true and correct, subject to the qualifications as set forth in the preceding clause (i), as of such particular date). 7.2 Performance of Covenants. Each of the covenants and obligations in this Agreement that the Holder is required to comply with or to perform at or prior to the Closing have been complied with and performed by the Holder in all material respects. 7.3 No DEAG Material Adverse Effect. Since the date of this Agreement, there has not occurred any DEAG Material Adverse Effect that is continuing. 7.4 Documents. Enhanced has received the following documents, each of which shall be in full force and effect as of the Closing Date: (a) a certificate executed by an authorized signatory of the Holder confirming that the conditions set forth in Sections 7.1, 7.2, and 7.3 have been duly satisfied;

22 (b) a Lock-Up Agreement, duly executed by the Holder (if required pursuant to Section 4.6); and (c) the Registration Rights Agreement, duly executed by the Holder. 7.5 No Indebtedness Put or Acceleration. No holder of, or trustee or agent under, any DEAG Material Indebtedness shall have asserted in writing, or exercised or purported to exercise, any right to require the repurchase, prepayment or redemption of, or to accelerate, any DEAG Material Indebtedness as a result of the Contemplated Transactions, which assertion or exercise has not been withdrawn or resolved to the reasonable satisfaction of Enhanced prior to the Closing Date. ARTICLE 8. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HOLDER The obligations of the Holder to effect the Transaction and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Holder, at or prior to the Closing, of each of the following conditions: 8.1 Accuracy of Representations. (a) The representations and warranties of Enhanced in Section 3.4 (Capitalization) are true and correct in all but de minimis respects as of the date of this Agreement and are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date; and (b) all other representations and warranties of Enhanced in Article 3 of this Agreement are true and correct as of the date of this Agreement and are true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (i) in each case, or in the aggregate, where the failure to be true and correct would not have an Enhanced Material Adverse Effect (provided that all “Enhanced Material Adverse Effect” qualifications and other materiality qualifications limiting the scope of the representations and warranties of Enhanced in Article 3 of this Agreement will be disregarded), or (ii) for those representations and warranties which address matters only as of a particular date (which representations were so true and correct, subject to the qualifications as set forth in the preceding clause (i), as of such particular date). 8.2 Performance of Covenants. Each of the covenants and obligations in this Agreement that Enhanced is required to comply with or to perform at or prior to the Closing has been complied with and performed by Enhanced in all material respects. 8.3 No Enhanced Material Adverse Effect. Since the date of this Agreement, there has not occurred any Enhanced Material Adverse Effect that is continuing. 8.4 Documents. The Holder has received the following documents, each of which shall be in full force and effect as of the Closing Date: (a) a certificate executed by the Chief Executive Officer and Chief Financial Officer of Enhanced confirming that the conditions set forth in Sections 8.1, 8.2 and 8.3 have been duly satisfied; (b) (i) certificates of good standing of Enhanced in Texas, (ii) certified copies of the certificate of formation and bylaws of Enhanced, and (iii) a certificate as to (A) the incumbency of the officers of Enhanced and (B) the adoption of resolutions of the Enhanced Board of Directors authorizing the execution of this Agreement and the consummation of the Contemplated Transactions to be performed by Enhanced hereunder; (c) the Registration Rights Agreement, duly executed by Enhanced; and (d) the Enhanced Outstanding Shares Certificate. ARTICLE 9. TERMINATION 9.1 Termination. This Agreement may be terminated prior to the Effective Time (whether before or after obtaining the Required Enhanced Stockholder Approval, as applicable, unless otherwise specified below):

23 (a) by mutual written consent of Enhanced (duly authorized by the Enhanced Board of Directors) and the Holder; (b) by either Enhanced or the Holder if the Transaction shall not have been consummated by March 31, 2027 (the “Outside Date”); provided, however, that if (i) the SEC has not cleared the Information Statement, (ii) any required German regulatory clearance (including from BaFin or under applicable foreign investment control laws) has not been obtained, or (iii) any applicable merger control waiting period has not expired, in each case by the date which is thirty (30) calendar days prior to the Outside Date, then either Party shall be entitled by written notice to the other Party to extend the Outside Date by an additional sixty (60) calendar days; and provided, further the right to terminate this Agreement under this Section 9.1(b) shall not be available to the Holder, on the one hand, or to Enhanced, on the other hand, if such Party’s action or failure to act has been a principal cause of the failure of the Transaction to occur on or before the Outside Date and such action or failure to act constitutes a breach of this Agreement; (c) by either Enhanced or the Holder if a court of competent jurisdiction or other Governmental Body has issued a final and nonappealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction; provided, however, that the right to terminate this Agreement under this Section 9.1(c) shall not be available to the Holder, on the one hand, or to Enhanced, on the other hand, if such Party’s action or failure to act has been a principal cause of such issuance or action by a Governmental Body, and such action or failure to act constitutes a breach of this Agreement; (d) by the Holder, upon a breach of any representation, warranty, covenant or agreement on the part of Enhanced set forth in this Agreement, or if any representation or warranty of Enhanced has become inaccurate, in either case such that the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied; provided, however, that if such inaccuracy in Enhanced’s representations and warranties or breach by Enhanced is curable by Enhanced, then this Agreement shall not terminate pursuant to this Section 9.1(d) as a result of such particular breach or inaccuracy unless such breach remains uncured fifteen (15) calendar days following the date of written notice from the Holder to Enhanced of such breach or inaccuracy and its intention to terminate pursuant to this Section 9.1(d); (e) by Enhanced, upon a breach of any representation, warranty, covenant or agreement on the part of the Holder set forth in this Agreement, or if any representation or warranty of the Holder has become inaccurate, in either case such that the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied; provided, however, that if such inaccuracy in the Holder’s representations and warranties or breach by the Holder is curable by the Holder, then this Agreement shall not terminate pursuant to this Section 9.1(e) or as a result of such particular breach or inaccuracy unless such breach remains uncured fifteen (15) calendar days following the date of written notice from Enhanced to the Holder of such breach or inaccuracy and its intention to terminate pursuant to this Section 9.1(e); (f) by Enhanced, if the Enhanced Board of Directors authorizes Enhanced to enter into any Permitted Alternative Agreement; provided, however, that Enhanced shall not enter into any Permitted Alternative Agreement unless (i) Enhanced has complied with its obligations under Section 4.5; (ii) Enhanced concurrently pays to the Holder amounts due pursuant to Section 9.3; and (iii) a copy of the execution version of such Permitted Alternative Agreement and all related agreements, exhibits, schedules and other documents has been delivered to the Holder; or (g) by Enhanced, by written notice to the Holder, if the condition set forth in Section 7.5 shall have become incapable of being satisfied prior to the Outside Date, or if any event described in Section 7.5 shall have occurred and shall not have been withdrawn or resolved to the reasonable satisfaction of Enhanced within twenty (20) Business Days thereafter; provided that no amounts shall be payable by Enhanced pursuant to Section 9.3 in connection with any termination pursuant to this Section 9.1(g). The Party desiring to terminate this Agreement pursuant to this Section 9.1 (other than pursuant to Section 9.1(a)) shall give a notice of such termination to the other Party specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail.

24 9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect; provided, however, that (i) Section 5.12(d), this Section 9.2, Section 9.3, and Article 10 shall survive the termination of this Agreement and shall remain in full force and effect, (ii) the termination of this Agreement shall not relieve any Party from any liability for any willful and material breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement other than as specifically set forth in Section 9.4 and (iii) the termination of this Agreement shall not relieve or limit the liability of any Party for its fraud. 9.3 Expenses. (a) Except as set forth in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Transaction is consummated; provided, however, that Enhanced and the Holder shall share equally all fees and expenses, other than attorneys’ and accountants’ fees and expenses, incurred in relation to the filings by the Parties under any filing requirement under the HSR Act and any foreign antitrust Legal Requirement applicable to this Agreement and the Contemplated Transactions; and provided, further, that Enhanced shall bear all fees and expenses (i) incurred in relation to the filing of the NYSE Listing Application with NYSE (ii) of counsel to Enhanced in connection with obtaining listing of the combined company on the New York Stock Exchange, (iii) by engagement of an information agent in connection with the preparation, filing and mailing of the Information Statement, (iv) by engagement of the Exchange Agent and (v) in relation to the printing (e.g., paid to a financial printer) and filing with the SEC of the Information Statement (including any financial statements and exhibits) and any amendments or supplements thereto. (b) (i) If this Agreement is terminated by the Holder pursuant to Section 9.1(d), or (ii) if this Agreement is terminated by Enhanced pursuant to Section 9.1(f), or (iii) in the event of a failure of the Holder to consummate the transactions to be consummated at the Closing solely as a result of an Enhanced Material Adverse Effect as set forth in Section 8.3 (provided, that at such time all of the other conditions precedent to Enhanced’s obligation to close set forth in Article 5.12 and Article 7 of this Agreement have been satisfied by the Holder, are capable of being satisfied by the Holder or have been waived by Enhanced), then Enhanced shall reimburse the Holder for all reasonable fees and expenses incurred by the Holder in connection with this Agreement and the transactions contemplated hereby, including (A) all fees and expenses incurred in connection with the preparation, printing and filing, as applicable, of the Information Statement (including any preliminary materials related thereto and all amendments and supplements thereto, as well as any financial statements and schedules thereto) and (B) all fees and expenses incurred in connection with the preparation and filing under any filing requirement of any Governmental Body applicable to this Agreement and the transactions contemplated hereby (such expenses, including (A) and (B) above, collectively, the “Third-Party Expenses”), up to a maximum of Two-Hundred and Seventy-Five Thousand ($275,000), by wire transfer of same-day funds within five (5) Business Days following the date on which the Holder submits to Enhanced true and correct copies of reasonable documentation supporting such Third-Party Expenses; provided, however, that such Third-Party Expenses shall not include any amounts for a financial advisor to the Holder or DEAG except for reasonably documented out-of-pocket expenses otherwise reimbursable by the Holder to such financial advisor pursuant to the terms of the Holder’s engagement letter or similar arrangement with financial advisor. (c) If this Agreement is terminated by Enhanced pursuant to Section 9.1(e) as a result of the Holder’s uncured breach7.35.127.5, then the Holder shall reimburse Enhanced for all Third-Party Expenses incurred by Enhanced up to a maximum of Two-Hundred and Seventy-Five Thousand ($275,000), by wire transfer of same- day funds within 10 Business Days following the date on which Enhanced submits to the Holder true and correct copies of reasonable documentation supporting such Third-Party Expenses; provided, however, that such Third-Party Expenses shall not include any amounts for a financial advisor to Enhanced except for reasonably documented out- of-pocket expenses otherwise reimbursable by Enhanced to such financial advisor pursuant to the terms of Enhanced’s engagement letter or similar arrangement with financial advisor. (d) If either Party fails to pay when due any amount payable by such Party under Section 9.3(b) or Section 9.3(c), then (i) such Party shall reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by the other Party of its rights under this Section 9.3, and (ii) such Party shall pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally

25 required to be paid and ending on the date such overdue amount is actually paid to the other Party in full) at a rate per annum equal to the “prime rate” (as announced by Bank of America or any successor thereto) in effect on the date such overdue amount was originally required to be paid. 9.4 Effect of Payment of Expenses. (a) The Parties agree that the payment of the fees and expenses set forth in Section 9.3, subject to Section 9.2, shall be the sole and exclusive remedy of each Party following a termination of this Agreement under the circumstances described in Section 9.3, it being understood that in no event shall either Enhanced or the Holder be required to pay fees or damages payable pursuant to Section 9.3 on more than one occasion. (b) Each of the Parties acknowledge that (i) the agreements contained in Section 9.3 and this Section 9.4 are an integral part of the Contemplated Transactions, (ii) without these agreements, the Parties would not enter into this Agreement, and (iii) any amounts payable pursuant to Section 9.3 are not a penalty, but rather are liquidated damages in a reasonable amount that will compensate the Parties in the circumstances in which such amounts are payable. (c) If either Party elects to exercise its right to terminate this Agreement pursuant to Section 9.1 and receives payment of the fees and Third-Party Expenses set forth in Section 9.3, then the non- terminating Party and its Affiliates will not have any liability beyond payment of the fees and Third-Party Expenses set forth in Section 9.3, and the terminating Party shall not be entitled to bring or maintain any other claim, action or proceeding against the non-terminating Party, and the terminating Party shall be precluded from any other remedy against the non-terminating Party, at law or in equity or otherwise, and shall not seek to obtain any recovery, judgment or damages of any kind against the other (or any partner, member, stockholder, director, officer, employee, Subsidiary, affiliate, agent or other representative of such non-terminating Party) in connection with or arising out of the termination of this Agreement, any breach by the non-terminating Party giving rise to such termination or the failure of the Contemplated Transactions to be consummated. ARTICLE 10. MISCELLANEOUS PROVISIONS 10.1 Non-Survival of Representations and Warranties. The representations and warranties of the Holder, and Enhanced contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, except that the representations and warranties of the Holder set forth in Sections 2.2 (Organization and Authority of Holder), 2.3 (Title to Shares), 2.4 (Holder Conflicts) and 2.6 (No Brokers for Holder) (collectively, the "Fundamental Holder Representations") shall survive the Closing as follows: (a) the representations and warranties set forth in Sections 2.2 and 2.3 shall survive for a period of twelve (12) months following the Closing Date; and (b) the representations and warranties set forth in Sections 2.4 and 2.6 shall survive for a period of twenty-four (24) months following the Closing Date. For the avoidance of doubt, except in the case of fraud, the Holder shall have no liability following the Closing in respect of any representation or warranty set forth in Section 2.1. Only the covenants that by their terms survive the Effective Time and this Section 10.1 shall survive the Effective Time. 10.2 Amendment. This Agreement may be amended with the approval of the Holder and the Board of Directors of Enhanced at any time (whether before or after obtaining the Required Enhanced Stockholder Approval); provided, however, that (a) no representation, warranty or covenant in this Agreement with respect to the Holder may be amended modified or waived unless such amendment, modification or waiver applies to the Holder in the same fashion and the Parties obtain the approval of such amendment, modification or waiver from the holder who then owns a majority of the then DEAG Outstanding Shares, and (b) after obtaining the Required Enhanced Stockholder Approval, no amendment, modification or waiver shall be made, which by applicable Legal Requirement requires further approval of the Enhanced Stockholders, without the further approval of the Enhanced Stockholders; provided, further, that no amendment, modification or waiver of any provision of this Agreement that would be materially adverse to the holders of Enhanced Class A Common Stock other than Enhanced Holdings LP (acting through its nominee, the Holder) and its affiliates (as reasonably determined by the Special Committee) shall be effective without the prior written approval of the Special Committee. Subject to the foregoing, this Agreement may not be amended. 10.3 Waiver.

26 (a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. (b) No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. 10.4 Entire Agreement; Counterparts; Exchanges by Facsimile. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by facsimile or electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement. 10.5 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or suit between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions: (a) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of Texas; and (b) each of the Parties irrevocably waives the right to trial by jury. 10.6 Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties under this Agreement, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit. 10.7 Assignability; No Third Party Beneficiaries. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto, and their respective successors and assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party (as applicable) without the prior written consent of the Parties, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the Parties’ prior written consents shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. 10.8 Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered by hand, by registered mail, by courier or express delivery service, electronic mail, or by facsimile to the address, electronic mail address, or facsimile telephone number set forth beneath the name of such party below (or to such other address, electronic mail address, or facsimile telephone number as such party has specified in a written notice given to the other parties hereto): if to Enhanced: ENHANCED GROUP INC. 169 Madison Avenue, Suite 15101, New York, NY, 10016 Telephone No: (929) 357-2672 Attention: Chief Executive Officer E-mail: max@enhanced.org [***] [***]

27 with a copy to: Greenberg Traurig, LLP One Vanderbilt Avenue New York, New York 10017 Telephone No.: (212) 801-9200 Attention: Anthony Zangrillo; Adam Namoury; Cyrus Abbassi E-mail: Anthony.Zangrillo@gtlaw.com; Adam.Namoury@gtlaw.com; Cyrus.Abbassi@gtlaw.com if to the Holder: APEIRON INVESTMENT GROUP LTD. Centris Business Gateway, Level 0/C Triq is-Salib tal-Imriehel, Zone 3, Central Business District, Birkirkara, CBD 3020, Malta Attention: Georgian Dimopoulos E-mail: Georgian.Dimopoulos@apeiron-investments.com; legal@apeiron-investments.com 10.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties hereto agree that the court making such determination will have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. 10.10 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity, and each of the Parties hereto waives any bond, surety or other security that might be required of any other Party with respect thereto. 10.11 Construction. (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. (b) The Parties and the Holder hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement. (c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” [***]

28 (d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Articles,” “Exhibits” and “Schedules” are intended to refer to Sections or Articles of this Agreement and Exhibits and Schedules to this Agreement, respectively. (e) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement. 10.12 Limited Indemnification by the Holder. The Holder shall indemnify, defend and hold harmless Enhanced and its officers, directors and affiliates from and against any and all losses actually incurred by Enhanced arising out of any breach of the Fundamental Holder Representations, provided that: (i) the maximum aggregate liability of the Holder shall not exceed 20% of the value of the Enhanced Class A Common Stock received by the Holder in the Transaction (valued as of the Closing Date); (ii) any claim must be asserted in writing prior to the expiration of the survival period in Section 10.1; and (iii) the foregoing limitations shall not apply to claims based on fraud or intentional misrepresentation. In no event shall the Holder be liable for consequential, indirect, special, exemplary, punitive or diminution-in-value damages. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written. ENHANCED GROUP INC. By: __________________________________ Name: __________________________________ Title: __________________________________ APEIRON INVESTMENT GROUP LTD. By: __________________________________ Name: __________________________________ Title: __________________________________ Maximilian Martin Chief Executive Officer /s/ Maximilian Martin Julian Hoefer Director /s/ Julian Hoefer

A-1 EXHIBIT A CERTAIN DEFINITIONS For purposes of the Agreement (including this Exhibit A): “Accounts” means social media accounts. “Affiliates” has the meaning for such term as used in Rule 145 under the Securities Act. “Agreement” has the meaning set forth in the Preamble. “Allocation Certificate” has the meaning set forth in Section 1.9(b). “Apeiron Exchange Agreement” has the meaning set forth in Section 6.5. “Business Day” means any day other than a day on which banks in the State of New York are authorized or obligated to be closed. “Certifications” has the meaning set forth in Section 3.5(a). “Closing” has the meaning set forth in Section 1.2. “Closing Date” has the meaning set forth in Section 1.2. “Code” means the Internal Revenue Code of 1986, as amended. “Concurrent PIPE” means the private placement of Enhanced Class A Common Stock pursuant to the Securities Purchase Agreement, dated on or about the date of this Agreement, among Enhanced and the purchasers party thereto. “Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization). “Consideration” has the meaning set forth in Section 1.3(a). “Contemplated Transactions” means the Transaction and the other transactions and actions contemplated by the Agreement. “Contract” shall, with respect to any Person, mean any written agreement, contract, subcontract, lease (whether real or personal property), mortgage, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law. “DEAG” means DEAG Deutsche Entertainment Aktiengesellschaft, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany. “DEAG Articles” has the meaning set forth in the Recitals. “DEAG Outstanding Shares” means the total number of DEAG Shares outstanding immediately prior to the Effective Time. “DEAG Shares” has the meaning set forth in the Recitals.

A-2 “Depositary” has the meaning set forth in Section 1.1. “Digital Properties” means website addresses and content thereon, mobile apps and content therein, uniform resource locators, including any registrations and applications therefor. “Effect” means any effect, change, event, circumstance, or development. “Effective Time” has the meaning set forth in Section 1.2. “Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, restriction, license, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset). “Enhanced” has the meaning set forth in the Recitals. “Enhanced Board of Directors” means the board of directors of Enhanced. “Enhanced Capital Stock” mean the Enhanced Common Stock and the preferred stock, par value $0.0001 per share, of Enhanced. “Enhanced Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Enhanced. “Enhanced Common Stock” has the meaning set forth in Section 3.4(a). “Enhanced Contract” means any Contract: (a) to which Enhanced is a party; or (b) by which Enhanced or any Enhanced IP Rights or any other asset of Enhanced is bound or under which Enhanced has any obligation. “Enhanced Disclosure Schedule” has the meaning set forth in Article 3. “Enhanced IP Rights” means all Intellectual Property owned, licensed or controlled by Enhanced that is necessary or used in the business of Enhanced as presently conducted or as presently proposed to be conducted. “Enhanced Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of the Enhanced Material Adverse Effect, is or would reasonably be expected to be or to become materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on: (a) the business, condition (financial or otherwise), capitalization, assets, operations or financial performance of Enhanced; or (b) the ability of Enhanced to consummate the Contemplated Transactions or to perform any of its covenants or obligations under the Agreement in all material respects; provided, however, that Effects from the following shall not be deemed to constitute (nor shall Effects from any of the following be taken into account in determining whether there has occurred) an Enhanced Material Adverse Effect: (i) any rejection by a Governmental Body of a registration or filing by Enhanced relating to the Enhanced IP Rights; (ii) any change in the cash position of Enhanced which results from operations in the Ordinary Course of Business; (iii) conditions generally affecting the industries in which Enhanced participates or the United States or global economy or capital markets as a whole, to the extent that such conditions do not have a disproportionate impact on Enhanced; (iv) any failure of Enhanced to meet internal projections or forecast or third-party revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement or any change in the price or trading volume of Enhanced Class A Common Stock (it being understood, however, that any Effect causing or contributing to any such failure to meet projections or predictions or any change in stock price or trading volume may constitute an Enhanced Material Adverse Effect and may be taken into account in determining whether an Enhanced Material Adverse Effect has occurred); (v) any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; or (vi) any changes (after the date of this Agreement) in GAAP, IFRS or applicable Legal Requirements.

A-3 “Enhanced Options” means options to purchase shares of Enhanced Common Stock issued or granted by Enhanced. “Enhanced Outstanding Shares” means, subject to Section 1.3(c), the total number of shares of Enhanced Common Stock outstanding immediately prior to the Effective Time expressed assuming, without limitation or duplication, (a) the exercise of each Enhanced Option outstanding and unexercised immediately prior to the Effective Time that has an exercise price less than or equal to the then current trading price for shares of Enhanced Common Stock (i.e., “in-the-money” options), excluding any portion thereof which cannot become vested or exercisable (due, for example, to a termination of service) or will otherwise not be outstanding immediately after the Effective Time, (b) the settlement in shares of Enhanced Common Stock of each Enhanced RSU outstanding as of the Effective Time, excluding any portion thereof which cannot become vested or exercisable (due, for example, to a termination of service) or will otherwise not be outstanding immediately after the Effective Time, and (c) the exercise of each Enhanced Warrant outstanding and unexercised immediately prior to the Effective Time that has an exercise price less than or equal to the then current trading price for shares of Enhanced Common Stock (i.e., “in-the-money” warrants) and will be outstanding immediately after the Effective Time. For the avoidance of doubt, shares of Enhanced Common Stock issuable upon the exercise of Enhanced Options or Enhanced Warrants that are not in-the-money immediately prior to the Effective Time will be excluded from the calculation of Enhanced Outstanding Shares. “Enhanced Outstanding Shares Certificate” has the meaning set forth in Section 1.9(a). “Enhanced RSUs” means a restricted stock unit covering shares of Enhanced Common Stock issued or granted by Enhanced. “Enhanced SEC Documents” has the meaning set forth in Section 3.5(a). “Enhanced Stockholder” means each holder of Enhanced Capital Stock, and “Enhanced Stockholders” means all Enhanced Stockholders. “Enhanced Subsidiaries” has the meaning set forth in Section 3.1(a). “Enhanced Warrants” means the outstanding warrants to purchase Enhanced Capital Stock set forth in Section 3.4(c) of the Enhanced Disclosure Schedule. “Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Agent” has the meaning set forth in Section 1.5(a). “Exchange Fund” has the meaning set forth in Section 1.5(a). “Exchange Ratio” means, subject to Section 1.3(c), 0.574 shares of Enhanced Class A Common Stock for each DEAG Share, determined on a post-Reverse Split basis. “Exchange Shares” has the meaning set forth in Section 5.2(a). “Fairness Opinion” has the meaning set forth in Section 3.2(c). “Fallback Registration Rights Agreement” has the meaning set forth in Section 5.2(e). “Fundamental Holder Representations” has the meaning set forth in Section 10.1.

A-4 “GAAP” means United States generally accepted accounting principles. “Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exceptions, orders, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body. “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental body of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority); or (d) self-regulatory organization (including NYSE and the Financial Industry Regulatory Authority). “Holder” has the meaning set forth in the Preamble. “Holder Disclosure Schedule” has the meaning set forth in Article 2. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. “IFRS” means International Financial Reporting Standards promulgated by the IASB. "Information Statement" means the information statement on Schedule 14C to be filed with the SEC and sent to the Enhanced Stockholders in connection with the Required Enhanced Stockholder Approval, as contemplated by Section 5.1. “Intellectual Property” means all intellectual property and proprietary rights throughout the world, including (a) patents, patent applications, including provisional applications, statutory invention registrations, invention disclosures and inventions, (b) trademarks, service marks, trade names, domain names, URLs, trade dress, logos, and other source identifiers, including registrations and applications for registration thereof, together with all goodwill associated with the foregoing, (c) copyrights, including registrations and applications for registration thereof, (d) Digital Properties, (e) Accounts, and (f) software, customer lists, trade secrets, know-how, confidential information and other proprietary rights and intellectual property, whether patentable or not, and (g) rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach or default, passing off, unfair competition and/or deceptive trade practices related to the foregoing, and all other related claims and causes of action, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages. “IRS” means the United States Internal Revenue Service. “Knowledge” means, (a) with respect to Enhanced, the actual knowledge of Maximilian Martin and Sid Banthiya, after reasonable inquiry; and (b) with respect to the Holder, the actual knowledge of the Holder (or, if the Holder is an Entity, of its directors and officers), without independent investigation or inquiry. “Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel. “Legal Requirement” means any federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

A-5 “Liability” means any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any kind, whether accrued, absolute, contingent, matured, or unmatured (whether or not required to be reflected in the financial statements in accordance with IFRS). “Lock-Up Agreement” has the meaning set forth in Section 4.3. “NYSE” means The New York Stock Exchange. “NYSE Listing Application” has the meaning set forth in Section 5.7. “Ordinary Course of Business” means, in the case of Enhanced and for all periods, such actions taken in the ordinary course of its normal operations and consistent with its past practices; provided, however, that during the Pre- Closing Period, the Ordinary Course of Business of Enhanced shall also include any actions expressly required or permitted by this Agreement, including with respect to the Contemplated Transactions. “Outside Date” has the meaning set forth in Section 9.1(b). “Party” or “Parties” means the Holder and Enhanced. “Person” means any individual, Entity or Governmental Body. “PIPE SPA” has the meaning set forth in Section 3.9. “Pre-Closing Period” means the period commencing on the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time. “Reference Price” means $7.11, being the per share purchase price of Enhanced Class A Common Stock in the Concurrent PIPE, as adjusted for the Reverse Split to the extent not already reflected. “Registration Rights Agreement” has the meaning set forth in Section 5.2(a). “Representatives” means directors, officers, other employees, agents, attorneys, accountants, investment bankers, advisors and representatives. “Required Enhanced Stockholder Approval” has the meaning set forth in Section 3.2(b). “Reverse Split” has the meaning set forth in Section 1.3(c). “Roth” has the meaning set forth in Section 3.2(c). “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as it may be amended from time to time. “SEC” means the United States Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended. "Special Committee" has the meaning set forth in Section 3.2(c). “Subscription Rights” has the meaning set forth in Section 1.6(a). “Subsidiary” means an Entity of which another Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

A-6 “Tax” means any federal, state, local, foreign or other tax, including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax, payroll tax, customs duty, alternative or add-on minimum or other tax of any kind whatsoever, and including any fine, penalty, addition to tax or interest, whether disputed or not. “Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax. “Transaction” has the meaning set forth in the Recitals. "Written Consent" has the meaning set forth in Section 5.3(a).

EXHIBIT B FORM OF LOCK-UP AGREEMENT [Filed as Exhibit 10.6 to the Current Report on Form 8-K/A of which this agreement is an exhibit.]

EXHIBIT C FORM OF REGISTRATION RIGHTS AGREEMENT [Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2026.]